Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
22.	SUBSEQUENT EVENTS
On March 2, 2023, the Company completed its BCA with EBAC, a special purpose acquisition company. Under the BCA and in accordance with applicable law, EBAC transferred into Oculis Holding AG, a public liability company incorporated and existing under the laws of Switzerland.
As a result of the merger, the Company’s outstanding common and preferred shares converted into common shares of Oculis Holding AG at the effective exchange ratio. Similarly, the 2018 option plan is replaced by a new 2023 ESOP plan and outstanding options are converted to Oculis Holding AG options at the effective exchange ratio. In addition, existing equityholders of the Company were entitled to receive additional consideration in the form of an aggregate of 4,000,000 newly issued restricted shares of Oculis Holding AG, subject to predefined price targets of Oculis Holding AG shares.
Oculis Holding AG received gross proceeds of approximately CHF 97.4 million ($103.7 million) comprising CHF 12.0 million ($12.8 million) of cash held in EBAC’s trust account, CHF 85.4 million ($90.9 million) from PIPE investments and conversion of CLAs into common shares of Oculis Holding AG. The CLA’s provided the same economic terms as the other PIPE investors considering a deemed value of CHF 9.39 ($10.00) per Oculis Holding AG share. EBAC public shareholders exercised their right to redeem their shares of EBAC Class A Common Stock for an amount of CHF 110.4 million ($117.5 million).
In connection with the BCA, Oculis Holding AG was listed in NASDAQ with the ticker symbol for its Class A common shares “OCS”.
There are no further material subsequent events to report and no events out of the ordinary course of business.